UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2010

PIKE ELECTRIC CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pike Way Mount Airy, NC	27030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 789-2171

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2010, the Board of Directors of the Company elected General Peter Pace to the Company’s Board of Directors effective February 4, 2010.

General Pace was the sixteenth Chairman of the Joint Chiefs of Staff, where he served as the principal military advisor to the President, the Secretary of Defense, the National Security Council, and the Homeland Security Council. He is the first Marine to hold this position. He is a graduate of the United States Naval Academy, holds a Master’s Degree in Business Administration from George Washington University, and attended Harvard University for the Senior Executives in National and International Security program. General Pace held command at virtually every level in the Marine Corps, beginning as a rifle platoon leader in Vietnam.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description
99.1	Press release dated February 4, 2010, announcing the election of General Pace as a director of Pike Electric Corporation

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION

Date: February 4, 2010	By: /s/ James R. Fox
Name: James R. Fox
Title: General Counsel, Vice President of Risk Management and Corporate Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
February 4, 2010	1-32582

PIKE ELECTRIC CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release dated February 4, 2010, announcing the election of General Pace as a director of Pike Electric Corporation